SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934
(Amendment No. )

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GameStop Corp.

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INTRODUCTION
ELECTION OF DIRECTORS
APPROVAL OF THE AMENDED AND RESTATED GAMESTOP CORP. 2001 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
APPROVAL OF THE GAMESTOP CORP. SUPPLEMENTAL COMPENSATION PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Appendix A
Appendix B
Appendix C

GameStop Corp.
2250 William D. Tate Avenue
Grapevine, Texas 76051

May 30, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of GameStop Corp. The meeting will be held at 12:00 p.m., Central Standard Time, on Wednesday, July 2, 2003 at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas.

     Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

     Whether or not you plan to attend the meeting, we hope you will have your shares represented at the meeting by completing, signing and returning your Proxy Card in the enclosed postage paid return envelope promptly.

Sincerely,

MICHAEL N. ROSEN Secretary

GameStop Corp.
2250 William D. Tate Avenue
Grapevine, Texas 76051

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 2, 2003

     The Annual Meeting of Stockholders of GameStop Corp. (the “Company”) will be held at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, at 12:00 p.m., Central Standard Time, on Wednesday, July 2, 2003 for the following purposes:

1.	To elect two Directors to serve until the 2006 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To approve the Amended and Restated GameStop Corp. 2001 Incentive Plan to increase the number of shares available for issuance thereunder;

3.	To approve the GameStop Corp. Supplemental Compensation Plan;

4.	To ratify the appointment of BDO Seidman, LLP as independent certified public accountants for the Company’s fiscal year ending January 31, 2004; and

5.	To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

     Only holders of record of Common Stock as of the close of business on May 8, 2003 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

MICHAEL N. ROSEN Secretary

New York, New York May 30, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE
COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

GameStop Corp.
2250 William D. Tate Avenue
Grapevine, Texas 76051

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 2, 2003

INTRODUCTION

     This Proxy Statement and enclosed Proxy Card are being furnished commencing on or about May 30, 2003 in connection with the solicitation by the Board of Directors of GameStop Corp., a Delaware corporation (the “Company”), of proxies for use at the Annual Meeting of Stockholders to be held on July 2, 2003 (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of the nominees listed below under the caption “Election of Directors — Information Concerning the Directors and Nominees — Nominees for Election as Director,” FOR the adoption of the Amended and Restated GameStop Corp. 2001 Incentive Plan (the “Incentive Plan”) to increase the number of shares available for issuance thereunder, FOR the adoption of the Company’s Supplemental Compensation Plan (the “Supplemental Compensation Plan”), FOR the ratification of the appointment of BDO Seidman, LLP as independent certified public accountants for the Company’s fiscal year ending January 31, 2004 (collectively, the “Proposals”), and in the discretion of the proxies named on the Proxy Card with respect to any other matters properly brought before the Meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person.

     Only holders of record of the Company’s voting securities as of the close of business on May 8, 2003 are entitled to notice of and to vote at the Meeting. As of the record date, 21,098,613 shares of Class A Common Stock, par value $.001 per share (“Class A Common Stock”), and 36,009,000 shares of Class B Common Stock, par value $.001 per share (“Class B Common Stock”) were outstanding. Each share of Class A Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Meeting. Each share of Class B Common Stock entitles the record holder thereof to ten votes on each of the Proposals and on all other matters properly brought before the Meeting. All of the outstanding Class B Common Stock is held by Barnes & Noble, Inc. (“Barnes & Noble”). The presence of a majority of the combined outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum.

     The two nominees for Director receiving the highest vote totals will be elected as Directors of the Company to serve until the 2006 annual meeting of stockholders. The proposals to adopt the Incentive Plan to increase the number of shares available for issuance thereunder, to adopt the Supplemental Compensation Plan and to ratify the appointment of the Company’s independent certified public accountants, and all other matters that may be voted on at the Meeting, will be decided by the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy at the Meeting. Thus, abstentions and broker non-votes will not be included in vote totals with respect to such proposals and will have no effect on the outcome of the votes with respect thereto. It should be noted that Barnes & Noble controls the voting power of approximately 94.5% of the Common Stock outstanding as of April 2, 2003, and it has advised the Company that it intends to vote in favor of all of the Proposals.

     A Proxy Card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage paid if mailed in the United States.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

ELECTION OF DIRECTORS

PROPOSAL 1

Information Concerning the Directors and Nominees

     Our board of directors currently consists of seven directors. Our certificate of incorporation divides our board of directors into three classes: Class I, whose terms will expire at the Meeting, Class II, whose terms will expire at the annual meeting of stockholders to be held in 2004, and Class III, whose terms will expire at the annual meeting of stockholders to be held in 2005. Michael N. Rosen and Edward A. Volkwein are in Class I; R. Richard Fontaine and Stephanie M. Shern are in Class II; and Daniel A. DeMatteo, Leonard Riggio and Gerald R. Szczepanski are in Class III. At each annual meeting of stockholders beginning in 2003, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

     In addition, our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

     Background information with respect to the Board of Directors and nominees for election as Directors, all of whom are incumbent Directors, appears below. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding such persons’ holdings of equity securities of the Company.

     The following table sets forth the names and ages of our directors, the year they first became a director and the positions they hold with the Company:

		Director
Name	Age	Since	Position with the Company

R. Richard Fontaine	61	2001	Chairman of the Board, Chief Executive Officer and Director

Daniel A. DeMatteo	55	2002	President, Chief Operating Officer and Director

Leonard Riggio (1)	62	2001	Director

Michael N. Rosen	62	2001	Secretary and Director

Stephanie M. Shern (2)	55	2002	Director, Audit Committee Chairperson

Edward A. Volkwein (2)	61	2002	Director, Audit Committee Member

Gerald R. Szczepanski (1)(2)	54	2002	Director, Audit Committee Member

(1)	Member of Compensation Committee

(2)	Member of Incentive Plan Committee

Nominees for Election as Director

     The following individuals are nominees for Director at the Meeting:

     Michael N. Rosen is our Secretary and a director. Mr. Rosen has served in the same capacities for GameStop, Inc. since its acquisition by Barnes & Noble in June 2000. Mr. Rosen has also been Secretary of Babbage’s Etc. LLC (“Babbage’s Etc.”) since its acquisition by Barnes & Noble in October 1999. Mr. Rosen has been Chairman of the New York office of Bryan Cave LLP, counsel to our Company, since their July 2002 combination with Robinson Silverman Pearce Aronsohn & Berman LLP (“Robinson Silverman”). Prior to that, Mr. Rosen was Chairman of Robinson Silverman for more than the past five years. Mr. Rosen is also a director of Barnes & Noble and barnesandnoble.com inc. (“Barnes & Noble.com”).

     Edward A. Volkwein is a director and a member of the Audit Committee and the Incentive Plan Committee. Mr. Volkwein is a consultant. Prior to becoming a consultant, Mr. Volkwein was Senior Vice President Global Advertising & Promotion for Philips Consumer Electronics from November 1994 through October 2002. Prior to joining Philips, Mr. Volkwein was Senior Vice President of Marketing for Sega of America, where he was instrumental in developing Sega into a major video game brand. Mr. Volkwein has also held senior executive positions with Funk & Wagnalls and Prince Manufacturing. He currently serves on the Advisory Board of SoundBite Communications.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE. PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR EACH NOMINEE NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

Other Directors whose Terms of Office Continue after the Meeting

     R. Richard Fontaine is our Chairman of the Board, Chief Executive Officer and a director. Mr. Fontaine has served as the Chief Executive Officer of GameStop, Inc. since its acquisition by Barnes & Noble in June 2000. Mr. Fontaine has also been Chief Executive Officer of Babbage’s Etc. since its formation in November 1996. Prior to November 1996, Mr. Fontaine held positions at B. Dalton Bookseller, Inc. (“B. Dalton”), Software Etc. Stores, Inc. (“Software Etc.”), Michaels Stores Inc. and Ingram Distribution.

     Daniel A. DeMatteo is our President and Chief Operating Officer and a director. Mr. DeMatteo has served in the same capacities for GameStop, Inc. since its acquisition by Barnes & Noble in June 2000. Mr. DeMatteo has been President and Chief Operating Officer of Babbage’s Etc. since its formation in November 1996. Mr. DeMatteo has also served in various positions with Software Etc. and B. Dalton.

     Leonard Riggio is a director and Chairman of the Compensation Committee. Mr. Riggio was the Chairman of the Board of GameStop, Inc. since its acquisition by Barnes & Noble in June 2000 and of Babbage’s Etc. since he formed it in November 1996 until the completion of our common stock offering in February 2002. Mr. Riggio has been Chairman of the Board and a principal stockholder of Barnes & Noble since its inception in 1986 and served as Chief Executive Officer from its inception in 1986 until February 2002. In addition, Mr. Riggio has been Chairman of the Board of Barnes & Noble.com since its inception in February 1997. Since 1965, Mr. Riggio has been Chairman of the Board, Chief Executive Officer and the principal stockholder of Barnes & Noble College Bookstores, Inc., one of the largest operators of college bookstores in the country. Since 1985, Mr. Riggio has been Chairman of the Board and a principal beneficial owner of MBS Textbook Exchange, Inc., one of the nation’s largest wholesalers of college textbooks.

     Stephanie M. Shern is a director and Chair of the Audit Committee and a member of the Incentive Plan Committee. Mrs. Shern formed Shern Associates LLC in February 2002 to provide business advisory and board services, primarily to publicly-held companies. From May 2001 until February 2002, Mrs. Shern served as Senior Vice President and Global Managing Director of Retail and Consumer Products for Kurt Salmon Associates. From 1995 until April 2001, Mrs. Shern was the Vice Chair and Global Director of Retail and Consumer Products for Ernst & Young LLP and a member of Ernst & Young’s Management Committee. Mrs. Shern is currently a director and member of the Audit Committee of Nordstrom, Inc. and The Scotts Company. She is also a director of Nextel Communications, Inc.

     Gerald R. Szczepanski is a director and a member of the Audit Committee, the Compensation Committee and the Incentive Plan Committee. Mr. Szczepanski is the co-founder, and, since 1994, has been Chairman and Chief Executive Officer of Gadzooks, Inc., a publicly traded, specialty retailer of casual clothing and accessories for teenagers.

Meetings and Committees of the Board

     The Board of Directors met five times during the fiscal year ended February 1, 2003 (“fiscal 2002”). All Directors attended at least 75% of all the meetings of the Board of Directors and the committees on which they served during fiscal 2002.

     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Incentive Plan Committee. Our Board may establish other committees from time to time to facilitate management of the business and affairs of the Company.

     Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of the Company’s internal system of accounting controls, conferring with the independent certified public accountants concerning the scope of their examination of the books and records of the Company, recommending to the Board of Directors the appointment of independent public certified accountants, reviewing related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board has adopted a written charter setting out the audit-related functions of the Audit Committee. A copy of that charter is annexed to this Proxy Statement as Appendix A. The current members of the Audit Committee are Stephanie M. Shern (Chairperson), Edward A. Volkwein and Gerald R. Szczepanski, none of whom is, or has ever been, an officer or employee of the Company. Each member of the Audit Committee is considered “Independent” for the purposes of the New York Stock Exchange (the “NYSE”) listing standards and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and statement of cash flows. In addition, Ms. Shern is an audit committee financial expert as that term is defined by the United States Securities and Exchange Commission (the “SEC”). Subsequent to its formation in September 2002, the Audit Committee met two times during fiscal 2002.

     Compensation Committee. The principal function of the Compensation Committee is to make recommendations to the Board of Directors with respect to matters regarding the approval of employment agreements, management and consultant hiring and executive compensation. The current members of the Compensation Committee are Leonard Riggio (Chairman) and Gerald Szczepanski. Mr. Szczepanski is not, and has never been, an officer or employee of the Company. Until February 2002, Mr. Riggio was the Chairman of the Board of GameStop, Inc. since its acquisition by Barnes & Noble in June 2000 and of Babbage’s Etc. since he founded it in November 1996. Subsequent to its formation in September 2002, the Compensation Committee met two times during fiscal 2002.

     Incentive Plan Committee. The principal function of the Incentive Plan Committee is to administer the Company’s 2001 Incentive Plan and, if the proposal to adopt the Supplemental Compensation Plan is approved by stockholders, the Supplemental Compensation Plan. The current members of the Incentive Plan Committee are Stephanie M. Shern, Gerald Szczepanski and Edward A. Volkwein, none of whom is, or has ever been, an officer or employee of the Company. Subsequent to its formation in September 2002, the Incentive Plan Committee did not meet during fiscal 2002.

Compensation of Directors

     Directors who are not employees or officers of our Company or Barnes & Noble will receive compensation of $20,000 per annum and $1,000 per Board meeting. Each of the directors who are not employees or officers of our Company or Barnes & Noble were granted options to acquire 15,000 shares of our Class A common stock. Each of these options were granted at an exercise price equal to the market price of the Class A common stock on the grant date and each option vests in equal increments over a three year period and expires ten years from the grant date. Stephanie M. Shern and Edward A. Volkwein were granted options in May 2002 with an exercise price of $21.25 per share. Gerald R. Szczepanski was granted options in July 2002 with an exercise price of $16.48 per share. Michael N. Rosen was granted options in March 2003 at an exercise price of $11.80 per share. In addition, we reimburse our directors for expenses in connection with attendance at board and committee meetings. Other than with respect to reimbursement of expenses, directors who are our employees or officers do not receive additional compensation for their services as directors.

Executive Officers

     The following table sets forth the names and ages of our executive officers and the positions they hold:

Name	Age	Position

R. Richard Fontaine	61	Chairman of the Board, Chief Executive Officer and Director

Daniel A. DeMatteo	55	President, Chief Operating Officer and Director

David W. Carlson	40	Executive Vice President, Chief Financial Officer and Assistant Secretary

John W. Woodson	40	President of Strip Center Stores

     Information with respect to executive officers of the Company who also are Directors is set forth in “Information Concerning the Directors and Nominees” above.

     David W. Carlson is our Executive Vice President, Chief Financial Officer and Assistant Secretary. Mr. Carlson has served in the same capacities for GameStop, Inc. since its acquisition by Barnes & Noble in June 2000. Mr. Carlson has been Vice President and Chief Financial Officer of Babbage’s Etc. since its formation in November 1996. Mr. Carlson has held various positions within Barnes & Noble since 1989, including Director of Finance, Director of Accounting and Manager of Financial Reporting. Prior to 1989, Mr. Carlson held various positions with the public accounting firm of KPMG Peat Marwick.

     John W. Woodson has been our President of Strip Center Stores since June 2000. From August 1999 to June 2000, Mr. Woodson was Vice President of CompUSA.com, and from July 1997 to August 1999, he served as the Senior Vice President of Retail Marketing at Associates First Capital.

     Our executive officers are elected by our board of directors on an annual basis and serve until the next annual meeting of our board of directors or until their successors have been duly elected and qualified.

Security Ownership of Certain Beneficial Owners and Management

     All of our Class B common stock is currently indirectly owned by Barnes & Noble, a publicly held company that is listed on the NYSE under the symbol “BKS” and, therefore, none of our officers or directors owns any of our Class B common stock. As of May 1, 2003, Barnes & Noble beneficially owned 63.1% of our outstanding common stock, which represents 94.5% of the combined voting power of all classes of our voting stock. Except for Barnes & Noble and Leonard Riggio, we are not aware of any person or group that beneficially owns more than 5% of the outstanding shares of our common stock.

     The following table sets forth the number of shares of our Class A common stock and currently exercisable options to purchase such stock beneficially owned on May 1, 2003 by each director and each of the executive officers named in the summary compensation table in the “Executive Compensation” section, and all of our directors and executive officers as a group. Except as otherwise noted, the individual director or executive officer or his family members had sole voting and investment power with respect to the identified securities. The total number of shares of our Class A common stock outstanding as of May 1, 2003 was 21,098,613.

	Shares Beneficially Owned
	Class A Common Stock

	Number of		Percentage
Name	Shares(1)		of Class(1)

Barnes & Noble, 122 Fifth Avenue, New York, NY 10011	36,009,000	(2)	63.1
R. Richard Fontaine	595,100	(3)	2.7
Daniel A. DeMatteo	595,000	(4)	2.7
David W. Carlson	417,000	(4)	1.9
John W. Woodson	354,000	(4)	1.7
Leonard Riggio	4,500,000	(4)	17.6%
Stephanie Shern	5,000	(4)	*
Edward A. Volkwein	6,000	(5)	*
Gerald R. Szczepanski	10,000		*
Michael N. Rosen	—		—
All directors and executive officers as a group (9 persons)	6,482,100	(6)	23.5%

*	Less than 1.0%

(1)	Shares of Class A common stock that an individual or group has a right to acquire within 60 days after May 1, 2003 pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the beneficial ownership shares and percentage of such individual or group, but are not deemed to be outstanding for the purpose of computing the beneficial ownership shares and percentage of any other person or group shown in the table.

(2)	All of these shares are issuable upon the one-for-one conversion of Class B common stock.

(3)	Of these shares, 595,000 are issuable upon exercise of stock options.

(4)	All of these shares are issuable upon exercise of stock options.

(5)	Of these shares, 5,000 are issuable upon exercise of stock options. Of the remaining 1,000 shares, 500 shares are owned by Mr. Volkwein’s wife, and 250 shares each are owned by Mr. Volkwein’s two children.

(6)	Of these shares, 6,471,000 are issuable upon exercise of stock options.

Changes in Control

     Barnes & Noble has pledged to its lenders its ownership interest in the entity that owns our shares of Class B common stock as collateral for its credit facility. If Barnes & Noble defaults on its credit facility, our common stock owned by Barnes & Noble could be transferred to its lenders or sold to third parties. There can be no assurance that any new owner will have the qualifications or ability to successfully operate our business.

Compensation Committee Interlocks and Insider Participation

     In September 2002, our board established a compensation committee, which consists of Leonard Riggio and Gerald R. Szczepanski. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Executive Compensation

     The following table sets forth the compensation earned during the years indicated by our chief executive officer and our other executive officers. All information set forth in this table for periods prior to our February 12, 2002 public offering reflects compensation earned by the named individuals for services with Barnes & Noble and its subsidiaries.

				Long-Term
				Compensation Awards

						Securities
				Securities		Underlying
				Underlying		Barnes &
		Annual		GameStop		Noble
Name and	Fiscal	Compensation(1)		Options		Options	All Other
Principal Position	Year	Salary($)	Bonus($)	(Shs.)		(Shs.)	Compensation($)

R. Richard Fontaine	2002	$493,873	$468,750	63,000	(4)	—	$10,271	(2)
Chairman of the Board and	2001	339,552	681,400	660,000	(5)	—	8,945	(2)
Chief Executive Officer	2000	328,933	—	562,500	(6)	—	—
Daniel A. DeMatteo	2002	405,150	384,375	63,000	(4)	—	6,995	(2)
President and Chief	2001	282,945	567,800	660,000	(5)	—	6,963	(2)
Operating Officer	2000	274,111	—	562,500	(6)	—	—
David W. Carlson	2002	223,077	118,125	45,000	(4)	—	7,514	(2)
Executive Vice President,	2001	198,731	225,000	351,000	(5)	—	7,966	(2)
Chief Financial Officer	2000	187,962	—	450,000	(6)	—	6,500	(2)
and Assistant Secretary
John W. Woodson	2002	270,308	101,738	12,000	(4)	—	5,559	(2)
President of Strip Center	2001	257,431	175,000	252,000	(5)	—	6,361	(2)
Stores	2000 (3)	134,615	100,000	450,000	(6)	—	62,820

(1)	None of the perquisites or other benefits paid to each named executive officer exceeded the lesser of $50,000 or 10% of the total annual salary and bonus received by each named executive officer.

(2)	Includes contributions under our 401(k) plan.

(3)	Mr. Woodson commenced employment with us in June 2000. His annual salary was $250,000 for fiscal 2000. Mr. Woodson also received a signing bonus upon the commencement of his employment with us.

(4)	Reflects options granted on March 26, 2003, based on performance for the fiscal year ended February 1, 2003.

(5)	Reflects options granted on February 13, 2002, based on performance for the fiscal year ended February 2, 2002.

(6)	The securities underlying GameStop options reflect the issuance of replacement options previously issued to purchase shares of common stock of GameStop, Inc. and have the same economic and vesting terms as the options they replaced.

Grants of Stock Options in Last Fiscal Year

     The following table shows all grants of options to acquire shares of our Class A common stock granted to the executive officers named in the summary compensation table in the “Executive Compensation” section for the year ended February 1, 2003. The grant of options to executive officers to acquire shares of our Class A common stock were granted on March 26, 2003, based on performance for the year ended February 1, 2003. The potential realizable value is calculated based on the term of the option at its date of grant. It is calculated assuming that the fair market value of our Class A common stock on the date of grant appreciates at the indicated annual rates compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

	Option/SAR Grants In Last Fiscal Year

	Individual Grants

		% of
	Number of	Total				Potential Realizable Value
	Securities	Options	Exercise	Market		at Assumed Annual Rates
	Underlying	Granted	or Base	Price on		of Stock Price Appreciation
	Options	in Fiscal	Price	Date of	Expiration	for Option Term

	Granted	Year	($/Shs.)	Grant	Date	5%($)	10%($)

R. Richard Fontaine GameStop Class A common stock	63,000	6.9%	$11.80	$11.80	3/25/13	$467,520	$1,184,788
Daniel A. DeMatteo GameStop Class A common stock	63,000	6.9%	$11.80	$11.80	3/25/13	$467,520	$1,184,788
David W. Carlson GameStop Class A common stock	45,000	4.9%	$11.80	$11.80	3/25/13	$333,943	$846,277
John W. Woodson GameStop Class A common stock	12,000	1.3%	$11.80	$11.80	3/25/13	$89,051	$225,674

Fiscal Year End Option Value

     The following table provides information for the executive officers named in the summary compensation table in the “Executive Compensation” section regarding exercises of options to purchase shares of Barnes & Noble common stock and options to purchase shares of our Class A common stock during the year ended February 1, 2003 and our options held as of February 1, 2003 by any of our named executive officers. The number of shares of our Class A common stock underlying the options includes the issuance of replacement options previously issued to purchase shares of common stock of GameStop, Inc. and have the same economic and vesting terms as the options they replaced. The values realized upon exercise in the table have been calculated using the stock price at the times of exercise. The year-end values in the table for both our Class A common stock and for Barnes & Noble common stock have been calculated based on the $8.50 and $17.40 per share closing prices of our Class A common stock and the Barnes & Noble common stock, respectively, on January 31, 2003 (the last trading date of the fiscal year), less the applicable exercise price.

	Aggregated Option/SAR Exercises In Last Fiscal Year
	and
	Fiscal Year End Option/SAR Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year End		Fiscal Year End(1)(2)
	Acquired	Value
	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

			(Shs.)		($)
R. Richard Fontaine Barnes & Noble common stock	—	$—	3,922	1,307	$—	$—
GameStop Class A common stock	—	—	375,000	847,500	1,865,000	932,500
Daniel A. DeMatteo Barnes & Noble common stock	—	—	2,179	1,090	—	—
GameStop Class A common stock	—	—	375,000	847,500	1,865,000	932,500
David W. Carlson Barnes & Noble common stock	—	—	2,241	747	—	—
GameStop Class A common stock	—	—	300,000	501,000	1,492,000	746,000
John W. Woodson Barnes & Noble common stock	—	—	—	—	—	—
GameStop Class A common stock	30,000	510,250	270,000	402,000	1,342,800	746,000

(1)	The closing price of our Class A common stock on January 31, 2003 was $8.50 per share.

(2)	The closing price of Barnes & Noble common stock on January 31, 2003 was $17.40 per share.

Equity Compensation Plan Information

     Information for our equity compensation plans in effect as of February 1, 2003, is as follows:

Number of
securities
	Number of		remaining available
	securities to be		for future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding
	options, warrants	options, warrants	securities
	and rights	and rights	reflected in column
Plan category	(a)	(b)	(a)(c)

Equity compensation plans approved by security holders	12,760,000	$8.83	1,954,000
Equity compensation plans not approved by security holders	0	not applicable	0

Total	12,760,000	$8.83	1,954,000

     On March 26, 2003, an additional 919,350 options to purchase our Class A common stock were granted under the 2001 Incentive Plan at an exercise price of $11.80 per share. These options vest in equal increments over three years and expire on March 25, 2013.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company’s executive officer compensation program is administered by the Compensation Committee of the Board of Directors, partly in conjunction with the Incentive Plan Committee as discussed below. The program is based upon the following guiding principles:

1. The pay and benefits provided by the Company to its executive officers should be competitive and allow the Company to attract and retain individuals whose skills are critical to the long-term success of the Company.

2. The compensation offered by the Company should reward and motivate individual and team performance in attaining business objectives and maximizing stockholder value.

     The Compensation Committee reviews the Company’s executive compensation program each year. This review includes a comparison of the Company’s executive compensation, corporate performance, stock appreciation and total return to the stockholders with that of other companies, including other retailers.

     The key elements of the Company’s executive compensation package consist of base salary, annual bonus and stock options. The Company’s policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and reviews the full compensation package afforded by the Company to its executive officers, including insurance and other benefits. The Compensation Committee makes its determinations after receiving and considering the recommendations of the Company’s chief executive officer.

     Base Salaries. An executive officer’s base salary is determined by evaluating the responsibilities of the position held, the individual’s experience and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications, experience and responsibilities at other companies.

     Annual Bonuses. In addition to a base salary, each executive officer is eligible for an annual cash bonus. Bonuses for executive officers of the Company are based upon the criteria used in the Supplemental Compensation Plan. If the Supplemental Compensation Plan is adopted by stockholders, the bonus component of an executive officer’s compensation will be calculated in accordance with the Supplemental Compensation Plan. Executive officers will be eligible to participate in the Supplemental Compensation Plan to the extent of a percentage of their base salary determined by the Incentive Plan Committee, based upon the recommendations of the Compensation Committee. See “Approval of the GameStop Corp. Supplemental Compensation Plan.”

     Stock Options. The general purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers with the interests of the Company’s stockholders. Additionally, long-term awards offer executive officers an incentive for the achievement of superior performance over time and foster the retention of key management personnel. In recommending annual stock option grants to the Incentive Plan Committee, the Compensation Committee has based its decision on the individual’s performance and potential to improve stockholder value. The issuance of options at 100 percent of the fair market value also assures that executives will receive a benefit only when the stock price increases.

     Compensation of Chief Executive Officer. R. Richard Fontaine’s compensation is determined pursuant to the principles noted above, including a bonus as determined by the criteria used in the Supplemental Compensation Plan. See “Approval of the GameStop Corp. Supplemental Compensation Plan.” Specific consideration is given to Mr. Fontaine’s responsibilities and experience in the industry and the compensation package awarded to chief executive officers of other comparable companies.

     Impact of Section 162(m) of the Internal Revenue Code. The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), adopted under the Revenue Reconciliation Act of 1993. This section disallows a tax deduction for any publicly held corporation, for individual compensation exceeding $1,000,000 in any taxable year paid to its chief executive officer or any of its four other highest paid officers unless (i) the compensation is payable solely on account of the attainment of performance goals, (ii) the performance goals are determined by a committee of two or more outside directors, (iii) the material terms under which compensation is to be paid are disclosed to and approved by stockholders and (iv) the determining committee certifies that the performance goals were met. Because it is in the best interests of the Company to qualify to the maximum extent possible the compensation of its executives for deductibility under applicable tax laws, the Company has proposed for adoption the Supplemental Compensation Plan, which provides for the payment of compensation in compliance with the above guidelines.

Compensation Committee

Leonard Riggio, Chairman Gerald R. Szczepanski

PERFORMANCE GRAPH

     The following table compares the cumulative total stockholder return on the Common Stock for the period commencing February 12, 2002 (the date of our initial public offering) through January 31, 2003 (the last trading date of fiscal 2002) with the cumulative total return on the Standard & Poor’s 500 Stock Index (the “S&P 500”), the Dow Jones Retailers, Other Specialty Industry Group Index (the “Dow Jones Specialty Retailers Index”) and Electronics Boutique Holdings Corp., a leading specialty retailer of video games and PC entertainment software, over the same period. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the Common Stock, the S&P 500 and the Dow Jones Specialty Retailers Index on February 12, 2002 and (ii) reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Barnes & Noble

     In connection with the consummation of our common stock offering in February 2002, we entered into various agreements with Barnes & Noble relating to our relationship with Barnes & Noble following the completion of the offering.

Separation Agreement

     We entered into a “separation agreement” with Barnes & Noble, which governs our respective rights and duties with respect to the offering and the possible distribution to Barnes & Noble stockholders of its shares of our capital stock, if any, and contains covenants designed to facilitate such a distribution and to protect its intended tax-free nature. However, we cannot assure you as to whether or when such a distribution will occur.

     If Barnes & Noble decides to pursue a distribution to its stockholders, we have agreed that we will cooperate with Barnes & Noble in all respects to accomplish a distribution and, at Barnes & Noble’s direction, promptly take all actions necessary or desirable to effect a distribution to Barnes & Noble stockholders, including the registration under the Securities Act of 1933 (“the Securities Act”), as amended, of Barnes & Noble’s shares of our capital stock.

     We have also agreed that, as a result of the ownership by Barnes & Noble of a significant portion of our common stock and in order for Barnes & Noble to pursue a distribution to Barnes & Noble stockholders of our common stock which would qualify as a tax-free distribution under Section 355 of the Code (Section 355 distribution), we will not take certain actions without the approval of Barnes & Noble, including:

•	issuing or agreeing to issue shares of our capital stock in an amount that would result in Barnes & Noble ceasing to own an amount of our capital stock which constitutes “control” for purposes of Section 368(c) of the Code or any successor statute or provision, as such definition may be amended from time to time;

•	until two years after a Section 355 distribution, entering into or permitting any transaction or series of transactions which would result in a person or persons acquiring or having the right to acquire shares of our capital stock that would comprise 50% or more of either the value of all outstanding shares of our capital stock or the total combined voting power of our outstanding voting stock; and

•	until two years after a Section 355 distribution, liquidating, disposing of, or otherwise discontinuing the conduct of any portion of our active trade or business.

     We have generally agreed to indemnify Barnes & Noble and its affiliates against any and all tax-related losses incurred by Barnes & Noble in connection with any proposed tax assessment or tax controversy with respect to a Section 355 distribution to Barnes & Noble stockholders to the extent caused by any breach by us of any of our representations, warranties or covenants made in the separation agreement. This indemnification does not apply to actions which Barnes & Noble permits us to take as a result of a determination under the tax-related covenants described above.

     In addition, we have agreed that, so long as Barnes & Noble owns at least 50% of our existing common stock, we will not, without their approval:

•	take any action which has the effect of limiting Barnes & Noble’s ability to freely sell, pledge or otherwise dispose of shares of our common stock or limiting the legal rights of

•	or denying any benefit to Barnes & Noble as a stockholder of us in a manner not applicable to our stockholders generally;

•	issue any shares of common stock or any rights, warrants or options to acquire our common stock, if after giving effect to such issuance, Barnes & Noble would own less than 50% of the then outstanding shares of our common stock; or

•	to the extent that Barnes & Noble is a party to, or enters into, any agreements that provide that actions of its subsidiaries may result in its being in breach or default under any agreement, and we have been advised of the existence of these agreements, take any actions that may result in Barnes & Noble being in breach or default.

     In addition, we have agreed that, for so long as Barnes & Noble is required to consolidate our results of operations and financial position or account for its investment in our Company, we will (1) provide Barnes & Noble with financial information regarding our Company and our subsidiaries, copies of all quarterly and annual financial information and other reports and documents we intend to file with the SEC prior to such filings, as well as final copies upon filing and copies of our budgets and financial projections, as well as the opportunity to meet with our management to discuss such budgets and projections; (2) consult with Barnes & Noble regarding the timing and content of earnings releases; (3) cooperate fully, and cause our accountants to cooperate fully, with Barnes & Noble in connection with any of its public filings; (4) use our best efforts to enable our auditors to complete their audit of our financial statements such that they will date their opinion the same date that they date their opinion on Barnes & Noble’s financial statements; (5) provide to Barnes & Noble and its auditors all information required for Barnes & Noble to meet its schedule for the filing and distribution of its financial statements; (6) make available to Barnes & Noble and its auditors work papers related to the annual audit of our Company as well as access to the personnel who perform the annual audit and our and our subsidiaries’ books and records so that Barnes & Noble and its auditors may conduct reasonable audits relating to our financial statements; (7) adhere to generally accepted accounting principles, applied in a manner consistent with Barnes & Noble; and (8) notify and consult with Barnes & Noble regarding any changes to our accounting principles.

     We have generally agreed to indemnify Barnes & Noble and its affiliates against all liabilities arising out of any incorrect, inaccurate or incomplete financial or other information we provide to Barnes & Noble pursuant to the terms of the separation agreement.

Insurance Agreement

     We entered into an “insurance agreement” with Barnes & Noble, pursuant to which Barnes & Noble will allow us to participate in Barnes & Noble’s worker’s compensation, property and general liability and directors’ and officers’ liability insurance programs. We will reimburse Barnes & Noble for our pro rata share of the cost of providing these insurance programs. In fiscal 2002, as a subsidiary of Barnes & Noble, Barnes & Noble allocated approximately $1,726,000 to us in relation to our insurance program.

     The insurance agreement will remain in force unless terminated:

•	by mutual agreement of us and Barnes & Noble;

•	by us, as to all or any portion of the services upon not less than 180 days’ prior notice;

•	by Barnes & Noble upon not less than 180 days’ prior notice;

•	by either us or Barnes & Noble because of an uncured default by either of us;

•	by declaration of the agreement’s invalidity under applicable law or force majeure; or

•	automatically, in the event of the bankruptcy or a change of control of either us or Barnes & Noble.

Operating Agreement

     We entered into an “operating agreement” with Barnes & Noble, pursuant to which we will operate the existing video game departments in 11 Barnes & Noble stores. We will pay Barnes & Noble a licensing fee equal to 7.0% of the aggregate gross sales of each such department. In fiscal 2002, Barnes & Noble allocated approximately $1,103,000 to us in connection with our operation of such departments in Barnes & Noble stores.

     The operating agreement will remain in force unless terminated:

•	by mutual agreement of us and Barnes & Noble;

•	automatically, in the event that we no longer operate any department within Barnes & Noble’s stores;

•	by us or Barnes & Noble, with respect to any department, upon not less than 30 days prior notice;

•	by Barnes & Noble because of an uncured default by us;

•	automatically, with respect to any department, if the applicable store lease in which we operate that department expires or is terminated prior to its expiration date; or

•	automatically, in the event of the bankruptcy or a change in control of either us or Barnes & Noble.

Tax Disaffiliation Agreement

     We entered into a “tax disaffiliation agreement” with Barnes & Noble which governs the allocation of federal, state, local and foreign tax liabilities and contains agreements with respect to other tax matters arising prior to and after the date of the offering. The tax disaffiliation agreement became effective at the time of the offering and, among other things, sets forth the procedures for amending returns filed prior to the date of the offering, tax audits and contests and record retention. In general, we are responsible for filing and paying our separate taxes for periods after the offering and Barnes & Noble is responsible for filing and paying its separate taxes for periods after the offering. In general, with respect to consolidated or combined returns that include Barnes & Noble and us prior to the offering, Barnes & Noble is responsible for filing and paying the related tax liabilities and will retain any related tax refunds.

     Under the tax disaffiliation agreement, without the prior written consent of Barnes & Noble, we may not amend any tax return for a period in which we were a member of Barnes & Noble’s consolidated tax group. Barnes & Noble has the sole right to represent the interests of its consolidated tax group, including our Company, in any tax audits, litigation or appeals that involve, directly or indirectly, periods prior to the time that we ceased to be a member of their consolidated tax group (the date of the offering), unless we are solely liable for the taxes at issue and any redetermination of taxes would not result in any additional tax liability or detriment to any member of Barnes & Noble’s consolidated tax group. In addition, we and Barnes & Noble have agreed to provide each other with the cooperation and information reasonably requested by the other in connection with the preparation or filing of any amendment to any tax return, the determination and payment of any amounts owed relating to periods prior to the date of the offering and in the conduct of any tax audits, litigation or appeals.

     We and Barnes & Noble have agreed to indemnify each other for tax or other liabilities resulting from the failure to pay any taxes required to be paid under the tax disaffiliation agreement, tax or other liabilities resulting from negligence in supplying inaccurate or incomplete information or the failure to cooperate with the preparation of any tax return or the conduct of any tax audits, litigation or appeals. The tax disaffiliation agreement requires us to retain records, documents and other information necessary for the audit of tax returns relating to periods prior to the date we ceased to be a member of Barnes & Noble’s consolidated tax group and to provide reasonable access to Barnes & Noble with respect to such records, documents and information.

Registration Rights Agreement

     In the event that Barnes & Noble does not divest itself of all of its shares of our common stock in a distribution, Barnes & Noble could not freely sell all of its shares without registration under the Securities Act. Accordingly, we entered into a registration rights agreement with Barnes & Noble to provide it with registration rights relating to the shares of our common stock which it holds.

     The registration rights agreement provides Barnes & Noble with registration rights relating to the shares of our common stock held by Barnes & Noble immediately after the offering and any shares of our common stock Barnes & Noble acquires thereafter. Barnes & Noble is able to require us to register under the Securities Act all or any portion of our shares covered by the registration rights agreement. In addition, the registration rights agreement provides for various piggyback registration rights for Barnes & Noble. Whenever we propose to register any of our securities under the Securities Act for ourselves or others, subject to customary exceptions, we must provide prompt notice to Barnes & Noble and include in that registration all shares of our stock which Barnes & Noble owns and requests to be included.

     The registration rights agreement sets forth customary registration procedures, including an agreement by us to make available our senior management for roadshow presentations. All registration expenses incurred in connection with any registration, other than underwriting commissions, will be paid by us. In addition, we are required to reimburse Barnes & Noble for the fees and disbursements of its outside counsel retained in connection with any such registration. The registration rights agreement also imposes customary indemnification and contribution obligations on us for the benefit of Barnes & Noble and any underwriters, although Barnes & Noble must indemnify us for any liabilities resulting from information provided by Barnes & Noble.

     Barnes & Noble’s rights under the registration rights agreement remain in effect with respect to the shares covered by the agreement until:

•	those shares have been sold under an effective registration statement under the Securities Act;

•	those shares have been sold to the public under Rule 144 under the Securities Act; or

•	those shares have been transferred in a transaction where a subsequent public distribution of those shares would not require registration under the Securities Act.

Intercompany Loan

     Barnes & Noble incurred an aggregate of approximately $202.4 million of indebtedness in connection with its acquisition of Babbage’s Etc. LLC in October 1999 and an aggregate of approximately $159.1 million of indebtedness in connection with its acquisition of Funco, Inc. (now known as GameStop, Inc.) in June 2000, for an aggregate of approximately $361.5 million of indebtedness. Barnes & Noble and we treated this amount plus additional amounts that Barnes & Noble provided from time to time to fund our operations as an intercompany loan owed to Barnes & Noble by us. Immediately prior to the closing of the common stock offering in February 2002, Barnes & Noble contributed to us as additional paid-in capital the difference between the aggregate amount of the intercompany loan balance and $250.0 million. This $250.0 million was evidenced by a demand note and repaid with a portion of the net proceeds from the offering. The capital contribution by Barnes & Noble was $150.0 million as of the closing of the offering.

Relationship with Barnes & Noble.com

     On May 1, 2001, we entered into an agreement with Barnes & Noble.com, a company in which Barnes & Noble owns an approximate 36% interest, pursuant to which we sell video game products and PC entertainment software through Barnes & Noble.com’s web site. We pay Barnes & Noble.com a referral fee based on our net sales revenue resulting from purchases made through their web site. In fiscal 2002, we paid referral fees to Barnes & Noble.com of approximately $14,000.

Other Relationships

     In October 1999, Barnes & Noble acquired Babbage’s Etc. for $208.7 million from the owners of Babbage’s Etc., which included Leonard Riggio, R. Richard Fontaine and Daniel A. DeMatteo. Because our earnings before interest, taxes, depreciation and amortization for fiscal 2001 exceeded $54.3 million, Barnes & Noble made an additional payment to the former owners of Babbage’s Etc. of approximately $9.7 million in March 2002.

     Michael N. Rosen, our Secretary and one of our directors, is the Chairman of the New York office of Bryan Cave LLP. This law firm represents Barnes & Noble and its subsidiaries, including us. Mr. Rosen is also the Secretary and a director of Barnes & Noble and Barnes & Noble.com.

Independent Accountants

     The firm of BDO Seidman, LLP (“BDO Seidman”) has been selected as independent accountants for the Company.

     The independent accountants examine annual financial statements and provide other non-audit and tax-related services for the Company. The Company and the Audit Committee have considered whether other non-audit services provided by BDO Seidman are compatible with maintaining the independence of BDO Seidman in its audit of the Company and are not considered prohibited services under the Sarbanes-Oxley Act of 2002.

     Audit Fees. For fiscal 2002, the Company paid BDO Seidman $275,750 for professional services rendered for the Company’s audit of the annual financial statements and for reviews of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q filed with the SEC. In fiscal 2002, the Company also paid BDO Seidman $335,155 for assistance with and review of other documents filed with the SEC (including $317,210 in connection with our initial public offering). For fiscal 2001, the Company paid BDO Seidman $75,020 for professional services rendered for the Company’s audit of the annual financial statements. Also in fiscal 2001, the Company paid BDO Seidman $312,710 for review of filings and documents in connection with our initial public offering.

     Audit-Related Fees. In fiscal 2002, the Company paid $63,974 for services including employee benefit plan audits ($34,500), due diligence related to acquisitions ($494) and consultation concerning financial accounting and reporting standards ($28,980).

     Tax Fees. For fiscal 2002, the Company paid BDO Seidman $23,440 for tax-related services. In fiscal 2001, the Company paid BDO Seidman $22,542 for tax-related services. Tax-related services included professional services rendered for tax compliance, tax advice and tax planning.

AUDIT COMMITTEE REPORT ON THE FISCAL YEAR ENDED FEBRUARY 1, 2003

     The Audit Committee of the Board of Directors was formed in September 2002 and is composed of three directors, each of whom has been determined by the Board of Directors to be an “independent” director as defined under proposed rules of the NYSE. In addition, the Board has selected directors for the Audit Committee based on the Board’s determination that they are financially literate, fully qualified to monitor management and our internal accounting operations and the independent auditors, and fully qualified to monitor the disclosures of the Company so that they fairly present the Company’s financial condition and results of operations. Without limiting the foregoing, the Audit Committee has an “audit committee financial expert” as that term is defined by SEC rules. That individual is Stephanie Shern. As set forth above, Mrs. Shern is independent of management.

     A written charter adopted and approved by the Board of Directors governs the Audit Committee. Pursuant to a review of the relevant requirements of the Sarbanes-Oxley Act of 2002, the proposed rules of the SEC and the proposed new listing standards of the NYSE regarding audit committee procedures and responsibilities, the Audit Committee recently revised its charter. A copy is attached as Appendix A to this Proxy Statement. As required by the charter, the Audit Committee will continue to review and reassess the charter annually and recommend any changes to the Board of Directors for approval.

     Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors, BDO Seidman, report to the Company’s Audit Committee, and are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards generally accepted in the United States. The independent auditors have full access to the Audit Committee. These auditors meet with the Audit Committee at each of the Audit Committee’s regularly scheduled meetings, with and without management being present, to discuss appropriate matters.

     The Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended January 31, 2003 be included in the Company’s Annual Report on Form 10-K for such fiscal year, based on the following:

•	its review of the Company’s audited consolidated financial statements;

•	its review of the unaudited interim financial statements prepared each quarter since the formation of the Audit Committee in September 2002;

•	its review of the Company’s disclosure committee practices in accordance with Sections 302 and 906 of the Sarbanes-Oxley Act of 2002;

•	its discussions with management regarding the audited consolidated financial statements;

•	its discussions with management regarding the critical accounting policies on which the financial statements are based, as well as its evaluation of alternative treatments;

•	its receipt of management representations that the Company’s financial statements were prepared in accordance with generally accepted accounting policies;

•	its discussions with outside legal counsel regarding contingent liabilities;

•	its receipt of written disclosures and the letter from the independent auditors required by Independence standards Board Standard No. 1; and

•	its discussions with the independent auditors regarding their independence, the audited consolidated financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and other matters.

     The Audit Committee also recommended to the Board of Directors that the independent public accounting firm of BDO Seidman be appointed the Company’s auditors for the fiscal year ending January 31, 2004.

Audit Committee

Stephanie M. Shern, Chairperson Edward A. Volkwein Gerald R. Szczepanski

APPROVAL OF THE AMENDED AND RESTATED GAMESTOP CORP. 2001 INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
THEREUNDER

Proposal 2

     The Board of Directors has approved, subject to the approval of the Company’s stockholders, the adoption of the Amended and Restated GameStop Corp. 2001 Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares that may be the subject of awards from 15,000,000 to 20,000,000 shares.

     The following is a summary of the Incentive Plan. This summary is qualified in all respects by reference to the full text of the Incentive Plan included herein as Appendix B.

     General. The Incentive Plan provides for the grant of options to key officers, employees, consultants, advisors and directors of our company and our parent, our subsidiaries and affiliates selected from time to time by the Incentive Plan Committee. The purpose of the Incentive Plan is to assist us in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees who will contribute to our success and to achieve long-term objectives which will inure to the benefit of all our stockholders through the additional incentive inherent in the ownership of our Class A common stock. Awards under the Incentive Plan may take the form of stock options, including corresponding share appreciation rights (“SARs”) and reload options, restricted stock awards and stock purchase awards.

     Options available and outstanding. As of May 1, 2003, a total of 13,550,415 shares of Class A common stock were subject to options outstanding under the Incentive Plan. If approved pursuant to this Proposal, the maximum number of shares that may be the subject of awards under the Incentive Plan would increase from 15,000,000 to 20,000,000 shares. In any given year, the maximum number of shares with respect to which options or SARs may be granted to any employee is 4,500,000 shares.

     Incentive Plan Administration. The Incentive Plan Committee administers the Incentive Plan (the “Committee”). Subject to the provisions of the Incentive Plan, the Committee has authority, in its sole discretion, to grant awards under the Incentive Plan, to interpret the provisions of the Incentive Plan and, subject to the requirements of applicable law, to prescribe, amend, and rescind rules and regulations relating to the Incentive Plan or any award thereunder as it may deem necessary or advisable. The Committee may alter, amend, suspend or terminate the Incentive Plan as it deems advisable, subject to any requirement for stockholder approval imposed by applicable law, including Sections 162(m) and 422 of the Code, or any rule of any stock exchange or quotation system on which shares are listed or quoted; provided that the Committee may not amend the Incentive Plan, without the approval of our stockholders, to increase the number of shares that may be the subject of options under the Incentive Plan. In addition, no amendment to, or termination of, the Incentive Plan shall in any way impair the rights of an optionee or a participant under any award previously granted without such optionee’s or participant’s consent.

     Options. The Incentive Plan permits the granting of “incentive stock options” meeting the requirements of Section 422 of the Code, and “nonqualified stock options” that do not meet such requirements. The term of each option is determined by the Committee, but no incentive stock option may be exercised more than ten years after the date of grant. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee. In general, the exercise price for incentive stock options must be at least equal to 100% of the fair market value of the shares on the date of the grant and the exercise price for nonqualified stock options will be determined by the Committee at the time of the grant. The exercise price can be paid in cash, or if approved by the Committee, by tendering shares owned by the participant, by delivery of a promissory note (unless otherwise prohibited by law),or any combination of the foregoing. Options are not transferable except by will or the laws of descent and distribution and may generally be exercised only by the participant (or his guardian or legal representative) during his or her lifetime, provided, however, the nonqualified stock options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members.

     Share Appreciation Rights. The Incentive Plan provides that the Committee may grant SARs in connection with the grant of options. Each SAR must be associated with a specific option and must be granted at the time of grant of such option. A SAR is exercisable only to the extent the related option is exercisable. Upon the exercise of a SAR, the recipient is entitled to receive from us up to, but no more than, an amount in cash or shares equal to the excess of (i) the fair market value of one share on the date of such exercise over (ii) the exercise price of any related option, multiplied by the number of shares in respect of which such SAR shall have been exercised. Upon the exercise of a SAR, the related option, or the portion thereof in respect of which such SAR is exercised, will terminate. Upon the exercise of an option granted in tandem with a SAR, such tandem SAR will terminate.

     Reload Options. The Committee may grant, concurrently with the award of any option, a reload option to purchase for cash or shares a number of shares equal to (i) the number of shares delivered by the participant to us to exercise the underlying option and (ii) the number of shares used to satisfy any tax withholding requirement incident to the exercise of the underlying option. Although an underlying option may be an incentive stock option, a reload option is not intended to qualify as an incentive stock option. A reload option will have the same expiration date as the underlying option and an exercise price equal to the fair market value of the shares on the date the underlying option is exercised. A reload option is exercisable six months from the date of grant.

     Restricted Stock. The Committee may award restricted shares under the Incentive Plan. Restricted shares give a participant the right to receive shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, we will maintain custody over the restricted shares but the participant will be able to vote the shares and will be entitled to all distributions paid with respect to the shares, as provided by the Committee. During such restrictive period, the restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant forfeits the right to the shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

     Stock Purchase Awards. The Incentive Plan also permits the grant of stock purchase awards. Participants who are granted a stock purchase award are provided with a loan to enable them to pay the purchase price for the shares acquired pursuant to the award. The Committee will determine the term of a stock purchase loan. The purchase price of shares acquired with a stock purchase loan is the price equal to the fair market value on the date of the award. The Incentive Plan provides that up to 100% of the stock purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine, provided that the participant has not resigned as an employee of our company. At the end of the loan term, the unpaid balance of the stock purchase loan will be due and payable. The Committee will determine the interest rate, if any, on a stock purchase loan. Stock purchase loans will be secured by a pledge to us of the shares purchased pursuant to the stock purchase award and such loans will be recourse or non-recourse as determined by the Committee. Unless otherwise permitted by law, no executive officer or director of the Company is eligible to receive a Stock Purchase Award.

     Antidilution Provisions. The Committee may adjust the number of shares authorized to be issued under the Incentive Plan and subject to outstanding awards (and the grant or exercise price thereof) to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar capitalization change.

     Termination and Amendment. The Incentive Plan will terminate by its terms and without any action by the Board of Directors in 2011. No awards may be made after that date. Awards outstanding on such termination date will remain valid in accordance with their terms.

     Certain Federal Income Tax Consequences of The Incentive Plan. The following is a brief summary of the principal federal income tax consequences of awards under the Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     A participant is not subject to federal income tax either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant of the incentive stock option nor within one year of the transfer of the shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such shares, and such gain will be taxable as gain from the sale of a capital asset.

     The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

     If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

     No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any shares received upon the exercise of a SAR. The Company will be entitled to a deduction equal to the amount included in such participant’s income by reason of the exercise of any SAR.

     The receipt of a reload option by a holder of an incentive stock option or a nonqualified stock option who pays the exercise price in full or in part with previously acquired shares should not affect the tax treatment of the exercise of such incentive stock option or nonqualified stock option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a reload option is granted (except for any income recognized upon the exercise of a nonqualified stock option at the time of grant of the reload option). A reload option will constitute a nonqualified stock option for federal income tax purposes and will be taxed as such in the manner set forth above.

     Except as described in the following paragraph, a grant of restricted shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

     A participant may elect to recognize taxable ordinary income at the time restricted shares are awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service within 30 days following the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the shares will be taxed at the capital gains rate when the shares are sold. However, if, after making such an election, the shares are forfeited, the participant will be unable to claim a deduction.

     A participant who receives a stock purchase award incurs no tax liability and the Company does not receive any deduction at the time shares are acquired through a stock purchase award. However, to the extent the stock purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a stock purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a stock purchase loan does not state adequate interest, interest may be imputed resulting in a participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

     ERISA Status. The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED GAMESTOP CORP. 2001 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

APPROVAL OF THE GAMESTOP CORP. SUPPLEMENTAL
COMPENSATION PLAN

PROPOSAL 3

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code (“Section 162(m)”) effective for compensation deductible on or after January 1, 1994. Section 162(m) limits the annual tax deduction that can be claimed by a publicly held corporation for compensation paid to each of the corporation’s chief executive officer and the next four most highly compensated executive officers to $1 million per individual per year, unless certain criteria described below are met.

     Under Section 162(m) certain “performance-based” compensation is excluded in applying the $1 million limitation. The Board of Directors desires to preserve the tax deduction for certain compensation payments by adopting the Supplemental Compensation Plan in a manner which complies with the rules for performance-based compensation contained in Section 162(m).

     The Board has determined that it is important to maintain flexibility in order to attract and retain key management. As stated in the Compensation Committee Report on Executive Compensation, the primary purposes of annual incentive compensation are to attract and retain people with the skills critical to the long-term success of the Company. This allows the Company to succeed in an extremely competitive environment. Outstanding senior management can enhance stockholder value. The Supplemental Compensation Plan is designed to reward senior management for the attainment of targeted objectives.

     The following is a summary of the Supplemental Compensation Plan. This summary is qualified in all respects by reference to the full text of the Supplemental Compensation Plan included herein as Appendix C.

     Description of Supplemental Compensation Plan. Subject to stockholder approval, the Supplemental Compensation Plan was recently approved by the Board of Directors and is intended to comply with the requirements under Section 162(m). In general, compensation is performance-based under Section 162(m) if (i) the incentive compensation payments are made upon the attainment of a pre-established objective performance goal or goals established in writing by a committee comprised entirely of outside directors; (ii) the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by the stockholders of the Company; and (iii) before payment of the compensation is made, the committee composed entirely of outside directors certifies that the performance goals and any other material terms were satisfied. The Supplemental Compensation Plan will be administered by the Incentive Plan Committee, each of whom is an outside director for purposes of Section 162(m). The Supplemental Compensation Plan applies to the Chief Executive Officer and the Chief Operating Officer of the Company and any other executive officer of the Company upon being designated a participant on a yearly basis by the Incentive Plan Committee, based upon the recommendations of the Compensation Committee. Currently four executive officers (R. Richard Fontaine, Daniel A. DeMatteo, David W. Carlson and John W. Woodson) are eligible to participate in the Supplemental Compensation Plan and each such officer is a participant for the current fiscal year.

     The Supplemental Compensation Plan provides that participating executive officers will be entitled to a cash bonus in an amount equal to a percentage of their base salary which shall be pre-determined for each participating executive officer by the Incentive Plan Committee for each fiscal year. The bonus amount is calculated after each fiscal year in accordance with a sliding scale formula based on the extent to which a pre-established performance target is attained. In general, not later than 90 days after the commencement of each fiscal year of the Company (and before 25% of the relevant period of service has elapsed), the Incentive Plan Committee will establish in writing a performance target for each participating executive officer (the “Target”), the attainment of which is substantially uncertain.

     The Incentive Plan Committee may establish performance targets based on one or more of the following performance measures (either individually or in any combination): net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and/or operational initiatives; appreciation in and/or maintenance of the price of the Class A common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices and/or similar companies; and/or reductions in costs.

     Targets which are based in whole or part on per share amounts, such as earnings per share, shall be, and, at the discretion of the Incentive Plan Committee, any other Targets may be, subject to adjustment for recapitalizations, dividends, stock splits and reverse splits, reorganizations, issuances of additional shares, redemptions of shares, option or warrant exercises, reclassifications, significant acquisitions and divestitures and other extraordinary events.

     Each participating executive officer is entitled to receive a cash bonus in the amount of their pre-determined percentage of Base Salary (the “Target Bonus”) as follows:

Then the
Percentage of
the Target
Bonus
If the Fiscal Year Results were:	Received is:

Less than 85% of Target	None
85% or more but less than 90% of Target	50%
90% or more but less than 100% of Target	75%
100% or more but less than 110% of Target	100%
110% or more but less than 125% of Target	110%
125% or more of Target	125%

     Notwithstanding the foregoing, in no event will the maximum cash bonus payable to any participating executive officer under the Supplemental Compensation Plan exceed $1,500,000 with respect to any fiscal year. No bonuses are paid until the Incentive Plan Committee certifies the extent to which the Target has been attained.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE SUPPLEMENTAL COMPENSATION PLAN. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

PROPOSAL 4

     The Board of Directors has appointed the firm of BDO Seidman, which firm was engaged as independent certified public accountants for the fiscal year ended February 1, 2003, to audit the financial statements of the Company for the fiscal year ending January 31, 2004. A proposal to ratify this appointment is being presented to the stockholders at the Meeting. A representative of BDO Seidman will be present at the Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS CONSIDERS BDO SEIDMAN TO BE WELL QUALIFIED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10-percent of a registered class of the Company’s equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of Common Stock of the Company with the SEC. Executive officers, directors and greater than 10-percent stockholders are required to furnish the Company with copies of all such forms they file.

     To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to the Company’s executive officers, directors and greater than 10-percent stockholders were complied with.

OTHER MATTERS

     The Company does not intend to present any other business for action at the Meeting and does not know of any other business intended to be presented by others. If any matters other than the matters described in the Notice of Annual Meeting of Stockholders and this Proxy Statement should be presented for stockholder action at the Meeting, it is the intention of the persons designated in the proxy to vote thereon according to their best judgment.

     Proxy Solicitation. Solicitation may be made personally, by telephone, by telegraph or by mail by officers and employees of the Company who will not be additionally compensated therefor. The Company may request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy. The Company will reimburse such persons for their expenses in so doing. The Company is bearing all costs of this solicitation.

     Financial and Other Information. The Company’s Annual Report for the fiscal year ended February 1, 2003, including financial statements, is being sent to stockholders together with this Proxy Statement.

     Stockholder Proposals. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2004 must be received by the Secretary, GameStop Corp., 2250 William D. Tate Ave., Grapevine, Texas 76051, no later than January 30, 2004.

     In addition, the Company’s By-Laws provide that, in order for a stockholder to nominate a person for election to the Board of Directors at an annual meeting of stockholders or to propose business for consideration at such meeting, such stockholder must give written notice to the Secretary of the Company not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder must be given not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such notice must contain the proposing stockholder’s record name and address, and the class and number of shares of the Company which are beneficially owned by such stockholder. Such notice must also contain: (1) in the case of nominating a person for election to the Board of Directors, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being a nominee and to serving as a director if elected; and (2) in the case of proposing business for consideration, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the proposing stockholder in such business.

     STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

By Order of the Board of Directors

R. RICHARD FONTAINE Chairman May 30, 2003

Appendix A

GAMESTOP CORP.

AUDIT COMMITTEE CHARTER

I.     Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of GameStop Corp. (the “Company”) to assist the Board in its oversight responsibilities relating to (1) the integrity of the financial statements of the Company and its financial reporting process, (2) internal and external auditing and the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the integrity of the Company’s systems of internal accounting and financial controls, and (5) the compliance by the Company with legal and regulatory requirements.

II.     Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange and applicable law, including the Sarbanes-Oxley Act of 2002 (the “Act”). All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment and at least one member of the Committee shall be an “audit committee financial expert,” as defined under the Act and the regulations promulgated thereunder, unless the Board shall have determined that the members of the Committee have sufficient expertise in financial statement oversight that such expert is not necessary, which determination shall be disclosed in the Company’s applicable Form 10 K.

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board. Members of the Committee may not serve on three or more audit committees (including a member’s service on the Committee), unless the Board determines that such service does not impair such member’s ability to serve on the Committee, which determination shall be disclosed in the Company’s applicable proxy statement.

III.      Committee Authority and Responsibility

•	The Committee shall be solely responsible for the appointment and retention (or termination) of the independent auditor, and shall be solely responsible for the compensation and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

•	The Committee shall have the authority to engage independent counsel, accounting or other advisors to advise the Committee as it determines appropriate to assist in the full performance of its functions.

•	The Committee shall approve in advance all audit services and all non-audit services provided by the independent auditors. The Company shall provide the Committee with appropriate funding, as determined by the Committee, to compensate (i) the registered public accounting firm engaged for the purpose of rendering an audit report or related work or performing other audit, review or attest services and (ii) any advisers employed by the Committee.

•	The Committee shall meet as often as it determines, but not less frequently than quarterly.

•	The Committee may form and delegate authority to subcommittees when appropriate.

•	The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

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•	The Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly.

•	The Committee may meet with the Company’s investment bankers or financial analysts who follow the Company.

•	The Committee shall make regular reports to the Board and shall submit the minutes of its meetings to the Board.

•	The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

•	The Committee shall provide a copy of the Charter to be included as an appendix to the Company’s proxy statement.

•	The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	The Committee shall annually review and evaluate the Committee’s own performance.

The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company’s accounting and reporting practices are in accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor, prior to filing, the annual audited financial statements, including disclosures made in the Company’s annual report on Form 10-K and management’s discussion and analysis.

2.	Recommend to the Board of Directors, based upon a review of the Company’s audited financial statements and discussions with management and the independent auditor, and a written statement provided by management, whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

4.	Obtain from the independent auditor a report of all critical accounting policies and practices, all alternative treatments of financial information that have been discussed and the ramifications of such alternate treatments, including the treatment preferred by the independent auditor, and all material communications between the independent auditor and management.

5.	Review analyses prepared by management setting forth the significant financial reporting issues or judgments made in connection with the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

6.	Approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditors.

7.	Discuss with management, prior to release, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

8.	Discuss with management and the independent auditor the effect of regulatory and accounting developments as well as off-balance sheet structures on the Company’s financial statements.

9.	Inquire of management, the internal auditor, and the independent auditor about any potential financial risks or exposures and assess the steps management should take or has taken to identify and minimize such risk.

10.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including the management letter provided by the independent auditor and the Company’s response to that letter, and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

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11.	Discuss with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Company’s internal controls. 12. Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures.

12.	Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures.

Oversight of the Company’s Relationship with the Independent Auditor

13.	Review the experience and qualifications of the senior members of the independent auditor team.

14.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any issues raised in clause (b) above, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

15.	Adopt a policy of rotating the lead and concurring audit partner every five years and consider whether in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

16.	Recommend to the Board guidelines for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

17.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

18.	Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditors.

Oversight of the Company’s Internal Audit Function

19.	Review the appointment and, if necessary, the replacement of the senior internal auditing executive.

20.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

21.	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

22.	Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

Compliance Oversight Responsibilities

23.	Obtain from the independent auditor assurance that it is not aware of any circumstances that would require reporting under Section 10A of the Securities Exchange Act of 1934.

24.	Obtain reports from management and the Company’s senior internal auditing executive that the Company is in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics and advise the Board with respect to such compliance.

25.	Review with management and the independent auditor and approve all transactions or courses of dealing with parties related to the Company.

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26.	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

27.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Additionally, the Committee shall ensure that all such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Act.

28.	Discuss with the Company’s counsel legal and regulatory matters that may have a material impact on the Company’s financial statements, and compliance policies and programs, including corporate securities trading policies.

29.	Perform any other activities consistent with this Charter as the Committee or the Board may deem necessary or appropriate.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Company’s management and the independent auditor.

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Appendix B

AMENDED AND RESTATED

GAMESTOP CORP.

2001 INCENTIVE PLAN

     GAMESTOP CORP., a Delaware corporation (the “Company”), hereby establishes and adopts the following 2001 Incentive Plan (the “Plan”).

RECITALS

     WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company or any parent, subsidiary or affiliate of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as officers, employees, consultants, advisors and/or directors of the Company and its parent, subsidiaries and affiliates by increasing their proprietary interest in the Company’s growth and success.

     WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of options to purchase shares (“Options”), grants of share appreciation rights, grants of Stock Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined), or any other award made under the Plan to those persons (each such person a “Participant”) whose judgment, initiative and efforts are, have been, or are expected to be responsible for the success of the Company or any parent, subsidiary or affiliate of the Company.

     NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE 1.

PURPOSE OF THE PLAN

     1.1. Purpose. The purpose of the Plan is to assist the Company or any parent, subsidiary or affiliate of the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors, and employees of the Company or any parent, subsidiary or affiliate of the Company who will contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company’s Class A Common Stock, par value $.01 per share (the “Shares”). Options granted under the Plan will be either “incentive stock options,” intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the “Code”), or “nonqualified stock options.” For purposes of the Plan, the terms “subsidiary” and “parent” shall mean “subsidiary corporation” and “parent corporation,” respectively, as such terms are defined in sections 424(f) and 424(e) of the Code, and “affiliate” shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of the Plan, the term “Award” shall include a grant of an Option, a grant of a share appreciation right, a grant of a Stock Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

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ARTICLE 2.

SHARES SUBJECT TO AWARDS

     2.1. Number of Shares. Subject to the adjustment provisions of Section 9.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, Stock Purchase Awards, Restricted Share Awards or any other award under the Plan shall not exceed 20,000,000 Shares. No Options to purchase fractional Shares shall be granted and no fractional shares shall be issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

          (1) issued or issuable pursuant to Options that have been or may be exercised;

          (2) issued or issuable pursuant to Stock Purchase Awards;

          (3) issued as, or subject to issuance as a Restricted Share Award; and

          (4) issued or issuable under any other award granted under the terms of the Plan.

     2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan, other than grants of Options intended to qualify as incentive stock options. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

     2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

     2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 9.9 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year of the Company shall be 4,500,000 Shares (the “Limitation”). If an Option is canceled, the canceled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a share appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or share appreciation right) and a grant of a new Option (or share appreciation right) for purposes of the Limitation for that fiscal year.

ARTICLE 3.

ELIGIBILITY AND ADMINISTRATION

     3.1. Awards to Employees, Directors and Others. (a) Participants who receive Options under Articles 4 and 6 hereof (including share appreciation rights under Article 5) (“Optionees”), Stock Purchase Awards under Article 7 or Restricted Share Awards or other Share-based awards under Article 8 (in either case, a “Participant”) shall consist of such key officers, employees, consultants, advisors and directors of the Company or any parent, subsidiary or affiliate of the Company as the Committee (hereinafter defined) shall select from time to time. The Committee’s designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

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          (b) No Option that is intended to qualify as an “incentive stock option” may be granted (x) to any individual that is not an employee of the Company or any parent, subsidiary or affiliate thereof, or (y) to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any parent, subsidiary or affiliate of the Company, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

     3.2. Administration. (a) The Plan shall be administered by a committee (the “Committee”) consisting of not fewer than two directors of the Company (the directors of the Company being hereinafter referred to as the “Directors”), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee is intended to be a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

          Any Award to a member of the Committee shall be on terms consistent with Awards made to other Directors who are not members of the Committee and who are not employees, except where the Award is approved or ratified by the Compensation Committee (excluding persons who are also members of the Committee) of the Board of Directors of the Company.

          (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Awards pertaining to a “change of control” of the Company and to amend or modify existing Awards.

          (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and any Award thereunder and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and Plan participants and beneficiaries.

     3.3. Designation of Consultants/Liability. (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

          (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.3(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission

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to act in connection with this Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE 4.

OPTIONS

     4.1. Grant of Options. The Committee shall determine, within the limitations of the Plan, those key officers, employees, consultants, advisors and Directors of the Company or any parent, subsidiary or affiliate of the Company to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option, the option price and other terms of each such Option, and shall designate such Options at the time of the grant as either “incentive stock options” or “nonqualified stock options”; provided, however, that Options granted to employees of an affiliate (that is not also a parent or a subsidiary) or to non-employees of the Company may only be “nonqualified stock options.”

          All Options granted pursuant to this Article 4 and Article 6 herein shall be authorized by the Committee and shall be evidenced in writing by share option agreements (“Share Option Agreements”) in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options that are intended to qualify as “incentive stock options,” are not inconsistent with Section 422 of the Code. The granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both “incentive stock options” and “nonqualified stock options” at the same time. To the extent that any Option does not qualify as an “incentive stock option” (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate “nonqualified stock option.”

     4.2. Option Price. (a) Subject to Section 3.1(b), the option exercise price per each Share purchasable under any “incentive stock option” granted pursuant to this Article 4, any “nonqualified stock option” granted pursuant to Article 6 herein, or Options intended to be performance-based compensation under Section 162(m) of the Code shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option.

          (b) The option price per share of each Share purchasable under any “nonqualified stock option” that is not intended to be performance-based compensation under Section 162(m) of the Code and is granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option.

     4.3. Conditions. Certain Options to be granted under the Plan (the “Replacement Options”) are intended to provide Optionees with Options that are the economic equivalent of options received by such Optionees between December 5, 2000 and the date of the adoption of this Plan from GameStop, Inc. to purchase shares of Class B Common Stock of GameStop, Inc. (collectively, the “Prior Options”). Any Replacement Option shall be in lieu of, and shall replace in its entirety, the equivalent Prior Option, which Prior Option shall be null and void and of no further force or effect, and any Share Option Agreement granting any Replacement Option shall so provide.

     4.4. Other Provisions. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 9 hereof and any other applicable terms and provisions of the Plan.

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ARTICLE 5.

SHARE APPRECIATION RIGHTS

     5.1. Grant and Exercise. Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A “share appreciation right” is a right to receive cash or whole Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the “Holder”), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

     5.2. Terms and Conditions. Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a) Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

          (b) Upon the exercise of a share appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares (unless otherwise provided in the agreement governing the share appreciation right). Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

          (c) Upon the exercise of a share appreciation right, the Option or part thereof to which such share appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

          (d) With respect to share appreciation rights granted in connection with an Option that is intended to be an “incentive stock option,” the following shall apply:

               (i) No share appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder’s lifetime, only by the Holder.

               (ii) Share appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option exercise price at which Shares can be acquired pursuant to the Option.

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ARTICLE 6.

RELOAD OPTIONS

     6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the “Underlying Option”) to any Participant in the Plan, the Committee may grant one or more reload options (each, a “Reload Option”) to such Participant to purchase for cash or Shares (held for at least six months or such other period to avoid accounting charges against the Company’s earnings) a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. Except as otherwise determined by the Committee, a Reload Option will vest and become exercisable six months after the exercise of an Underlying Option or Reload Option whereby the Participant delivers to the Company Shares held by the Optionee for at least six months in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an “incentive stock option,” a Reload Option is not intended to qualify as an “incentive stock option” under Section 422 of the Code.

     6.2. Reload Option Amendment. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

     6.3. Reload Option Price. The option exercise price per Share deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the corresponding Underlying Option is exercised.

     6.4. Term and Exercise. Except as otherwise determined by the Committee, each Reload Option vests and is fully exercisable six months after its grant (i.e., six months after the corresponding Underlying Option is exercised). The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

     6.5. Termination of Employment. No additional Reload Options shall be granted to an Optionee when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee’s employment unless the Committee, in its sole discretion, shall determine otherwise.

     6.6. Applicability of Other Sections. Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

ARTICLE 7.

STOCK PURCHASE AWARDS

     7.1. Grant of Stock Purchase Award. The term “Stock Purchase Award” means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a “Purchase Loan”) as set forth in this Article 7. Unless otherwise permitted by law, no executive officer or director of the Company shall be eligible to receive a Stock Purchase Award.

     7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase

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of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Stock Purchase Award.

          (b) Interest on Purchase Loan. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

          (c) Forgiveness of Purchase Loan. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant’s Purchase Loan can be prepaid at any time, and from time to time, without penalty.

     7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Stock Purchase Award. Such pledge shall be evidenced by a pledge agreement (the “Pledge Agreement”) containing such terms and conditions as the Committee shall determine. The share certificates for the Shares purchased by a Participant pursuant to a Stock Purchase Award shall be issued in the Participant’s name, but shall be held by the Company as security for repayment of the Participant’s Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). Unless otherwise determined by the Committee, the Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Stock Purchase Award. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined by the Committee.

          (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Stock Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

          (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Stock Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

          (d) Recourse Purchase Loans. Notwithstanding Sections 7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

     7.4. Termination of Employment. (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control. In the event of a Participant’s termination of employment by reason of death, “disability” or by the Company without “cause,” or in the event of a “change of control,” the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. “Change of Control,” “disability” and “cause” shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

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          (b) Termination of Employment. Subject to Section 7.4(a) above, in the event of a Participant’s termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

     7.5. Restrictions on Transfer. No Stock Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant’s Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

ARTICLE 8.

SHARE AWARDS

     8.1. Restricted Share Awards. (a) A grant of Shares made pursuant to Sections 8.1 and 8.2 is referred to as a “Restricted Share Award.” The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, “Restricted Shares”). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a “Restricted Share Agreement”) which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

          (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

          (c) Shareholder Rights. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), unless the Restricted Share Agreement provides otherwise, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

          (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

          (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.1, the Company shall

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deliver to the Participant or, in case of the Participant’s death, to the Participant’s beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

     8.2. Terms of Restricted Shares. (a) Forfeiture of Restricted Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee (or Director, consultant or advisor, as the case may be) until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award and the Committee has the discretion to modify the terms and conditions of a Restricted Share Award as long as the rights of the Participant are not impaired.

          (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion and subject to the limitations imposed under Code Section 162(m) and the Treasury Regulations thereunder in the case of a Restricted Share Award intended to comply with the performance-based compensation exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth at grant in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) as determined by the Committee in its sole discretion and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     8.3. Other Share-Based Awards. The Committee is authorized to grant other Share-based awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to any restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or any parent, subsidiary or affiliate of the Company, share appreciation rights (in tandem with Options), stock equivalent units, and Awards valued by reference to book value of Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of Shares to be awarded pursuant to or referenced by such Awards, and all other conditions of the Awards. Grants of other Share-based awards may be subject to such conditions, restrictions and contingencies as the Committee may determine which may include, but are not limited to, continuous service with the Company or any parent, subsidiary or affiliate of the Company and/or the achievement of performance goals.

     8.4. Objective Performance Goals, Formulae or Standards. If the grant of Restricted Shares or other Share-based awards or the lapse of restrictions or vesting of Restricted Shares or other Share-based awards is based on the attainment of performance goals, the Committee shall establish the performance goals and the applicable vesting percentage of the Restricted Share Award or other Share-based award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Share Award or other Share-based award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto. Other performance goals may be used to the extent such goals satisfy Section 162(m) of the Code or the Award is not intended to satisfy the requirements of Section 162(m) of the Code.

     8.5. Annual Limitation on Grants of Shares. Subject to adjustments pursuant to the provisions of Section 9.9 hereof, the maximum number of Shares subject to specified performance goals intended to

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satisfy the requirements of Section 162(m) of the Code and in accordance with Section 8.4 hereof that may be granted as Restricted Shares to any employee or subject to any other Share-based awards to any employee during any fiscal year of the Company shall be 4,500,000 Shares.

ARTICLE 9.

GENERALLY APPLICABLE PROVISIONS

     9.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall be set by the Committee and shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an “incentive stock option,” the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment.

     9.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, unless otherwise required by any applicable provision of the Code the “Fair Market Value” of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the Nasdaq Stock Market, Inc. (“NASDAQ”), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, the method for determining Fair Market Value shall be determined in good faith by the Committee in its sole discretion. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

     9.3. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee, as provided in Sections 9.4, 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, unless otherwise prohibited by law, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at their Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or (iv) if Shares are traded on a national securities exchange, the NASDAQ or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in a form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to

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the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall, subject to Section 10.4 herein, effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

     9.4. Non-Transferability. Except as otherwise specifically provided herein, no Award shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Any attempt to transfer any Award, except as specifically provided herein, shall be void, and no such Award shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Award (other than (x) an Option that is intended to be an incentive stock option, (y) a share appreciation right covered by Section 5.2(d)(i) and (z) a Restricted Share Award) that is otherwise not transferable pursuant to this Section 9.4 is transferable to a Family Member (defined below) in whole or in part and in such circumstances, and under such conditions as specified by the Committee. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Award agreement. “Family Member” means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

     9.5 Termination of Employment. Unless the Committee otherwise determines, in the event of the termination of employment with the Company or any parent, subsidiary or affiliate of the Company of an Optionee who is an employee or the termination or separation from service with the Company or any parent, subsidiary or affiliate of the Company of an advisor, consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee (or its Permitted Assignee) under this Plan and not previously exercised or expired, to the extent vested on the date of such termination or separation, shall be exercisable as of such termination for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above.

     9.6 Death. In the event an Optionee dies while employed by the Company or any parent, subsidiary or affiliate of the Company or while serving as a Director, advisor or consultant of the Company or any parent, subsidiary of the Company, as the case may be, any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above.

     9.7. Disability. In the event of the termination of employment with the Company or any parent, subsidiary or affiliate of the Company of an Optionee or separation from service with the Company or any parent, subsidiary or affiliate of the Company of an Optionee who is a Director, advisor or consultant of the Company or any parent, subsidiary or affiliate of the Company due to total disability, the Optionee, or his

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guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option that has not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above. The term “total disability” shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

     9.8 Terms of Grant. Notwithstanding anything in Section 9.5, 9.6 or 9.7 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Agreement given to the Optionee and the Committee has the discretion to modify the terms and conditions of an Option after grant as long as no rights of the Participant are impaired, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above.

     9.9. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to “incentive stock options,” no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each, a “Reorganization”), the Committee may cause any Award outstanding as of the effective date of the Reorganization to be canceled in consideration of a cash payment made to or an alternate Award (whether from the Company or another entity that is a party to the Reorganization), or a combination thereof, the holder of such canceled Award substantially equivalent in value to the fair market value of such canceled Award. The determination of fair market value shall be made by the Committee in its sole discretion.

     9.10. Amendment and Modification of the Plan. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including without limitation Sections 162(m) and 422 of the Code, or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company’s shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 9.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee’s or Participant’s consent.

     9.11. Validity of Awards. The validity of any Award or grant of Options made pursuant to this Plan shall remain in full force and effect and shall not be affected by the compliance or noncompliance with Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

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ARTICLE 10.

MISCELLANEOUS

     10.1. Tax Withholding. The Company or any parent, subsidiary or affiliate of the Company shall have the right to make all payments or distributions made pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company or any parent, subsidiary or affiliate of the Company shall have the right to withhold from wages or other payments otherwise payable to such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or any parent, subsidiary or affiliate of the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay required withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Plan, having an aggregate Fair Market Value equal to the required withholding taxes.

     10.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director, consultant, advisor or other individual the right to continue in the employment or service of the Company or any parent, subsidiary or affiliate of the Company or affect any right that the Company or any parent, subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such employee, Director, consultant, advisor or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Award in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any parent, subsidiary or affiliate of the Company to the Optionee or Participant.

     10.3. Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or any parent, subsidiary or affiliate of the Company and any Optionee, Participant or other person. To the extent any Optionee or Participant holds any rights by virtue of any grant or award made under the Plan, such rights shall constitute general unsecured liabilities of the Company or any parent, subsidiary or affiliate of the Company and shall not confer upon any participant any right, title, or interest in any assets of the Company or any parent, subsidiary or affiliate of the Company.

     10.4. Legend. All certificates for Shares delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed or any national securities association system upon whose system the Shares are then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.5. Listing and Other Conditions. (a) As long as the Shares are listed on a national securities exchange or system sponsored by a national securities association, the issue of any Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to deliver such Shares unless and until such Shares are so listed; provided, however, that any delay in the delivery of such Shares shall be based solely on a reasonable business decision and the

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right to exercise any Option with respect to such Shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to any Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Shares or Award, and the right to any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 10.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

          (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

     10.6. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee and Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may permit an Optionee to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable Shares covered thereby and with respect to such number of unvested Shares as the Committee shall determine. In addition, the Committee may provide that any forfeiture provision or Company repurchase option applicable to any Restricted Share Award shall lapse as to such number of Shares as the Committee shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Restricted Share Award has not been waived by the Committee, the related Restricted Share Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

     10.7. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     10.8. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as “his or her” and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

     10.9. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors.

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Awards may be granted under the Plan at any time and from time to time after the effective date of the Plan and on or prior to August 21, 2011, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have otherwise expired.

     10.10. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company and any parent, subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any parent, subsidiary or affiliate of the Company, except as may be determined by the Committee or by the Directors or directors of the applicable parent, subsidiary or affiliate of the Company.

     10.11. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

     10.12. Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company and the Participants.

     10.13 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

ARTICLE 11.

PUBLIC OFFERING

     11.1. General. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, including the Company’s initial public offering, the Committee may, in its discretion, determine that a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company’s officers and directors with respect to their Shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this Article 11 shall in all events terminate two years after the effective date of the Company’s initial public offering. Holders of Shares issued pursuant to an Award granted under the Plan shall be subject to the provisions of this Article 11 only if the officers and directors of the Company are also subject to similar arrangements.

     11.2. Subsequent Changes. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of Shares or other change affecting the Company’s outstanding common stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Article 11, to the same extent the purchased shares are at such time covered by such provisions.

     11.3. Stop-Transfer. In order to enforce the limitations of this Article 11, the Company may impose stop-transfer instructions with respect to the purchased Shares until the end of the applicable period.

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EXHIBIT A

PERFORMANCE CRITERIA

          Subject to the last sentence of Section 8.4 of the Plan, performance goals established for purposes of conditioning the grant of an Award of Restricted Shares or other Share-based awards based on performance or the vesting of performance-based Awards of Restricted Shares shall be based on one or more of the following performance criteria (“Performance Criteria”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company’s stock; and (x) the growth in the value of an investment in the Company’s stock assuming the reinvestment of dividends. For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

     In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or affiliate, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other similar companies. To the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

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Appendix C

GAMESTOP CORP.

SUPPLEMENTAL COMPENSATION PLAN

     GameStop Corp., a Delaware corporation (the “Company”), hereby adopts the GameStop Corp. Supplemental Compensation Plan (the “Plan”). The Company intends that bonus compensation payable pursuant to this Plan shall constitute “performance-based compensation” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations from time to time promulgated thereunder.

     1.     Purposes of Plan. The purposes of the Plan are to provide personal incentive and financial rewards to senior management who, because of the extent of their responsibilities, can and do make significant contributions to the success of the Corporation by their ability, industry, loyalty and exceptional services, by making them participants in that success.

     2.     Eligible Employees. The Company’s Chief Executive Officer (the “CEO”), the Company’s Chief Operating Officer (the “COO”), and such other executive officers of the Company as may from time to time be designated as Plan participants by the Committee (as defined herein), shall be eligible to receive cash bonus awards under the Plan. The CEO, the COO and each other executive officer designated by the Committee concurrently with or prior to the establishment of the applicable Target pursuant to Section 6 below for any Plan Year (or, if later, prior to the commencement of such individual’s service as an executive officer or such other time as shall be specified under Section 162(m)) shall be an “Eligible Participant” for such Plan Year. The Committee’s designation of a participant in any year shall not require the Committee to designate such person to be a participant in any other year.

     3.     Plan Year. The Plan Year shall be the fiscal year of the Company. The Company’s fiscal year ending January 31, 2004 shall be the first Plan Year.

     4.     Effective Date. The Plan was adopted by the Board of Directors on May 14, 2003 and shall become effective upon approval of the material terms hereof by the Company’s stockholders in accordance with the requirements of Section 162(m).

     5.     Administration.

          (a) The Committee. The term “Committee” as used herein shall mean the Committee of the Board of Directors or such other committee of the Board of Directors designated to administer this Plan, in either case consisting of two or more members of the Board and with each such member qualifying as an outside director as defined under Section 162(m).

          (b) Authority. Subject to the provisions of the Plan, the Committee shall interpret the Plan and the awards granted under the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award, in the manner and to the extent the Committee deems desirable to carry the Plan or award into effect.

          (c) Procedure. All determinations of the Committee shall be made by not less than a majority of its members at a meeting at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Committee and filed with the minutes of the proceedings of the Committee. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his services. Without limiting the generality of the foregoing or the scope of any applicable provision of the Company’s Certificate of Incorporation or Bylaws or any indemnification

1

agreement, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award granted thereunder.

     6.     Awards. Not later than 90 days after the commencement of each Plan Year (and before 25% of the relevant period of service for each Eligible Participant has elapsed), the Committee shall establish in writing separately for each Eligible Participant (a) the percentage of such Eligible Participant’s base salary that shall be the subject of an award and (b) a performance target (the “Target”), the attainment of which shall be substantially uncertain.

     The Committee may establish performance targets based on one or more of the following performance measures (either individually or in any combination): net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and/or operational initiatives; appreciation in and/or maintenance of the price of the Class A common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices and/or similar companies; and/or reductions in costs.

     Targets which are based in whole or part on per share amounts, such as earnings per share, shall be, and, at the discretion of the Committee, any other Targets may be, subject to adjustment for recapitalizations, dividends, stock splits and reverse splits, reorganizations, issuances of additional shares, redemptions of shares, option or warrant exercises, reclassifications, significant acquisitions and divestitures or other extraordinary events.

     Each Eligible Participant will receive a cash bonus in the amount of the pre-determined percentage of his or her base salary (the “Target Bonus”) as follows:

Then the Percentage of the
If the Plan Year Results were:	Target Bonus Received is:

Less than 85% of Target	None
85% or more but less than 90% of Target	50%
90% or more but less than 100% of Target	75%
100% or more but less than 110% of Target	100%
110% or more but less than 125% of Target	110%
125% or more of Target	125%

     Notwithstanding the foregoing, in no event shall the maximum cash bonus payable to any Eligible Participant under the Plan exceed $1,500,000 with respect to any Plan Year. Cash bonuses will not become payable and will not be paid until the Committee certifies the extent to which the Target has been attained.

     The pre-determined percentage for any one participant and/or the performance measures or targets relating thereto may be different than or the same as that of any other participant and, as for each participant, may be different than or the same as applied to such participant in any prior year.

     7.     Form and Payment of Awards. Awards to Eligible Participants shall be made only when the Committee has certified that the Targets have been attained. Awards shall be made in cash and shall be payable in a lump sum.

     All awards shall be paid from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of awards hereunder. An Eligible Participant shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in this instrument, and no action taken pursuant to its provisions, shall create or be construed to create a trust of

2

any kind, or a fiduciary relationship, between the Company and an Eligible Participant or any other person. To the extent that any person acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured creditor.

     If an Employee dies or becomes incapacitated, any award so made shall be paid to his estate or legal representative at such time and in such manner as if he were living or not incapacitated.

     8.     Amendment. The Board retains the authority to amend the Plan, subject to the stockholder approval requirements of Section 162(m) of the Code.

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   DETACH PROXY CARD HERE

☐	Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1.	ELECTION OF DIRECTORS:									FOR	AGAINST	ABSTAIN

	FOR all nominees listed below.	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.	☐	*EXCEPTIONS	☐		2.	Proposal to approve the Amended and Restated GameStop Corp. 2001 Incentive Plan.	☐	☐	☐

	Nominees: Michael N. Rosen and Edward A. Volkwein (Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) *Exceptions							3.	To approve the GameStop Corp. Supplement Compensation Plan.	☐	☐	☐

								4.	Proposal to ratify the appointment of BDO Seidman LLP as the independent auditors of the Company for the fiscal year ending January 31, 2004.	☐	☐	☐

								and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

									SCAN LINE

								(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

							Date		Share Owner sign here	Co-Owner sign here

4333

GAMESTOP CORP.
2003 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GAMESTOP CORP., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated May 30, 2003, and hereby appoints R. Richard Fontaine and Daniel A. DeMatteo, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company, to be held on Wednesday, July 2, 2003, at 12:00 p.m., Central Standard time, at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Class A Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the proposal to approve the Amended and Restated GameStop Corp. 2001 Incentive Plan; FOR the approval of the GameStop Corp. Supplemental Compensation Plan; FOR the ratification of the appointment of BDO Seidman LLP as the independent auditors of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed and dated on the other side.)	GAMESTOP CORP.
P.O. BOX 11183
To change your address, please mark this box. ☐	NEW YORK, N.Y. 10203-0183

To include any comments, please mark this box. ☐